UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)              December 29, 2004


                           CONTANGO OIL & GAS COMPANY
             (Exact Name of Registrant as Specified in Its Charter)

      DELAWARE                        001-16317                95-4079863
(State or other jurisdiction        (Commission              (IRS Employer
   of incorporation)                 File Number)           Identification No.)


                        3700 BUFFALO SPEEDWAY, SUITE 960
                              HOUSTON, TEXAS 77098
                    (Address of principal executive offices)

                                 (713) 960-1901
              (Registrant's telephone number, including area code)


                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ]  Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.01  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

     On December 29, 2004, Contango Oil & Gas Company (the "Company") completed the sale of substantially all of its south Texas natural gas and oil interests to Edge Petroleum Corporation for $50 million. The sale was approved by a majority of the Company's stockholders at a Special Meeting of Stockholders on December 29, 2004. Pre-tax proceeds to the Company after netting adjustments will equal approximately $43.2 million. Adjustments were made for net revenues that the Company received for production occurring after July 1, 2004, the effective date of sale, up to the closing date of December 29, 2004. The Company estimates taxes owed as a result of this sale at approximately $8 million. The Company has no debt and estimates it will have net proceeds after taxes of $35 million. Further information regarding the asset sale is set forth in the Company's definitive proxy statement filed with the Securities and Exchange Commission on December 7, 2004.

ITEM 7.01  REGULATION FD DISCLOSURE.

     The Company's press release announcing the closing of the sale of substantially all of its south Texas producing natural gas and oil properties to Edge Petroleum Corporation is furnished and attached hereto as Exhibit 99.1. The attached exhibit should not be deemed as "filed" for purposes of Section 18 of the Securities Act of 1934 or otherwise subject to liabilities of that section.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(b)      Pro Forma Financial Information

     The Company's definitive proxy statement filed with the Securities and Exchange Commission on December 7, 2004, includes unaudited pro forma condensed consolidated financial statements and related notes that reflect the sale of assets to Edge Petroleum Corporation. Specifically, the pro forma consolidated statements of operations for the year ended June 30, 2004 and for the three months ended September 30, 2004 show net income attributable to common stock as if the sale occurred effective July 1, 2003, and the pro forma condensed consolidated balance sheets are based on the assumption that the sale occurred effective September 30, 2004. The pro form financial statements and related notes included in the Company's definitive proxy statement are incorporated herein by reference.

(c)      Exhibits

     The following is a list of exhibits filed as part of this Form 8-K:

Exhibit No.                 Description of Document
-----------   -------------------------------------------------------------
99.1          Press release dated December 29, 2004.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CONTANGO OIL & GAS COMPANY


Date:  December 30, 2004           By:    /s/  KENNETH R. PEAK
                                          Kenneth R. Peak
                                          Chairman, Chief Executive Officer,
                                          Chief Financial Officer, and Secretary